UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021 (August 26, 2021)

IronNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400 McLean, VA	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 300-6761

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRNT	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	IRNT.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Overview

On August 26, 2021 (the “Closing Date”), IronNet Cybersecurity, Inc., a Delaware corporation (“Legacy IronNet”), LGL Systems Acquisition Corp., a Delaware corporation (“LGL”), and LGL Systems Merger Sub Inc., a Delaware corporation (“Merger Sub”), consummated the closing of the transactions contemplated by the Agreement and Plan of Reorganization and Merger, dated March 15, 2021 and as amended August 6, 2021, by and among Legacy IronNet, LGL and Merger Sub (the “Business Combination Agreement”), following their approval at a special meeting of the stockholders of LGL held on August 26, 2021 (the “Special Meeting”).

Pursuant to the terms of the Business Combination Agreement, a business combination of Legacy IronNet and LGL was effected by the merger of Merger Sub with and into Legacy IronNet (the “Merger”), with Legacy IronNet surviving the Merger (the “Surviving Corporation”) as a wholly-owned subsidiary of LGL (the Merger, collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). Following the consummation of the Merger on the Closing Date, LGL changed its name from LGL Systems Acquisition Corp. to IronNet, Inc. (the “Company”).

In connection with Special Meeting and the Business Combination, holders of 15,928,889 shares of LGL common stock, par value $0.0001 per share (“LGL Common Stock”), or 92.3% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.03 per share, for an aggregate redemption amount of $159,763,962.41.

Conversion and Exchange of Equity in the Business Combination

Pursuant to the Business Combination Agreement, at the effective time of the Business Combination, (i) each outstanding share of Legacy IronNet common stock and Legacy IronNet preferred stock (with each share of Legacy IronNet preferred stock being treated as if it were converted into ten (10) shares of Legacy IronNet common stock on the effective date of the Business Combination) was converted into the right to receive (a) a number of shares of Company common stock equal to the Exchange Ratio (as defined below) and (b) a cash amount payable in respect of fractional shares of Company common stock that would otherwise be issued in connection with the foregoing conversion, if applicable, and (ii) each Legacy IronNet option, Legacy IronNet restricted stock unit, Legacy IronNet restricted stock award that was outstanding immediately prior to the closing of the Business Combination (and by its terms did not terminate upon the closing of the Business Combination) remains outstanding and (x) in the case of options, represents the right to purchase a number of shares of Company common stock equal to the number of shares of Legacy IronNet common stock subject to such option multiplied by the Exchange Ratio used for Legacy IronNet common stock (rounded down to the nearest whole share) at an exercise price per share equal to the current exercise price per share for such option divided by the Exchange Ratio (rounded up to the nearest whole cent) and (y) in the case of restricted stock units and restricted stock awards, represent a number of shares of Company common stock equal to the number of shares of Legacy IronNet common stock subject to such restricted stock unit or restricted stock award multiplied by the Exchange Ratio (rounded down to the nearest whole share). In addition, Legacy IronNet stockholders and eligible holders of options, restricted stock unit awards and restricted stock awards (as applicable, only to the extent time vested as of the closing of the Business Combination) may also receive additional merger consideration in the form of a pro rata portion of 1,078,125 shares of Company common stock if the volume weighted average closing share price for the Company’s common stock equals or exceeds $13.00 for ten (10) consecutive days during the two-year period following the closing of the Business Combination.

The Exchange Ratio was 0.8141070 of a share of Company common stock per fully-diluted share of Legacy IronNet common stock.

A description of the Business Combination and the terms of the Business Combination Agreement are included in the final prospectus and definitive proxy statement, dated August 6, 2021 (the “Proxy Statement/Prospectus”) filed by

LGL with the Securities and Exchange Commission (the “SEC”) in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 94 of the Proxy Statement/Prospectus. The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by the full text of the Business Combination Agreement, as amended, a copy of which is attached hereto as Exhibits 2.1 and 2.2, which are incorporated herein by reference.

PIPE Subscription Agreements

On the Closing Date, a number of purchasers (each, a “Subscriber”) purchased from the Company an aggregate of 12,500,000 shares of Company common stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $125.0 million, pursuant to separate subscription agreements entered into effective as of March 15, 2021 (each, a “Subscription Agreement”). Pursuant to the Subscription Agreements, the Company granted certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of the PIPE Shares was consummated concurrently with the closing of the Business Combination. A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal—Related Agreements—Subscription Agreements” on page 95 of the Proxy Statement/Prospectus. The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the Form of PIPE Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Lock-Up Agreements

In connection with the Business Combination, the Company and certain stockholders, officers and directors of Legacy IronNet entered into a Lock-Up Agreement (each, a “Lock-Up Agreement”) pursuant to which they have agreed not to dispose of their shares of Company common stock for a period of 180 days following the Business Combination, subject to customary carve-outs. As of the date of this report, holders of an aggregate of approximately 66,160,197 outstanding shares of Company common stock and approximately 18,971,549 shares issuable pursuant to stock options and restricted stock units are subject to Lock-Up Agreements.

In connection with LGL’s initial public offering, LGL Systems Acquisition Holding Company, LLC, a Delaware limited liability company (the “Sponsor”) entered into an agreement, dated on November 6, 2019 and as amended on March 15, 2021 (as so amended, the “Sponsor Agreement”) pursuant to which it has also agreed not to transfer or otherwise dispose of 3,234,375 shares of Company common stock during the same 180-day lock-up period agreed to by the Legacy IronNet stockholders, subject to relief from the lock-up provisions to allow gifts to charitable organizations. LGL’s officers, directors and special advisors entered into similar agreements which, as amended in connection with the Merger Agreement, also provide for a six-month post-business combination lock-up restriction. Further, the Sponsor entered into a lock-up agreement pursuant to which it agreed not to transfer its 5,200,000 warrants exercisable for Company common stock at an exercise price of $11.50 per share (the “Private Warrants”) or common stock underlying the Private Warrants, subject to limited exceptions, until 30 days after the Closing Date.

Amended and Restated Registration Rights Agreement

On the Closing Date, that certain Registration Rights Agreement, dated November 6, 2019, was amended and restated, and certain persons and entities receiving shares of Company common stock pursuant to the Business Combination Agreement and certain persons and entities holding securities of LGL prior to the Closing entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). The terms of the A&R Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal—Related Agreements—Registration Rights Agreement” on page 95 of the Proxy Statement/Prospectus. Following the Closing, holders of 59,632,509 shares of Company common stock (including up to 5,200,000 shares issuable upon the exercise of warrants to purchase Company common stock) are entitled to certain registration rights.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers, including the amendment and restatement of the existing indemnification agreements of two directors of the Company who were directors of LGL prior to the Business Combination. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 2.01 Completion of Acquisition of Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

•	84,423,567 shares of common stock;

•	13,784,096 warrants, each exercisable for one share of common stock at a price of $11.50 per share (the “Warrants”); and

•	options and restricted stock units representing the right to acquire an aggregate of 18,971,549 shares of common stock.

FORM 10 INFORMATION

Item 2.01(f) of this Current Report on Form 8-K states that if the predecessor registrant was a shell company, as LGL was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to LGL, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•

the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

•	the Company’s financial and business performance following the Business Combination, including financial projections and business metrics;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the implementation, market acceptance and success of the Company’s business model and growth strategy;

•	the Company’s expectations and forecasts with respect to the size and growth of the cybersecurity industry and the Company’s products and services in particular;

•	the ability of the Company’s products and services to meet customers’ needs;

•	the Company’s ability to compete with others in the cybersecurity industry;

•	the Company’s ability to retain pricing power with its products;

•	the Company’s ability to grow its market share;

•	the Company’s ability to attract and retain qualified employees and management;

•

the Company’s ability to adapt to changes in consumer preferences, perception and spending habits and develop and expand its product offerings and gain market acceptance of its products, including in new geographies;

•	the Company’s ability to develop and maintain its brand and reputation;

•	developments and projections relating to the Company’s competitors and industry;

•	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and on the economy in general;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act; and

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding for its operations and future growth; and

•	the Company’s business, expansion plans and opportunities.

Please see the other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 36 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

In addition, statements that “IronNet believes” or “LGL believes” and similar statements reflect IronNet’s or LGL’s beliefs and opinions on the relevant subject. These statements are based upon information available to IronNet or LGL, as the case may be, as of the date of the Proxy Statement/Prospectus, and while IronNet or LGL, as the case may be, believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that such party has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Disclosure Channels

The Company’s investors and others should note that the Company intends to announce material financial and other information to its investors using its investor relations website (https://ir.ironnet.com), blog, SEC filings, press releases, public conference calls and webcasts. In addition to these channels, the Company will continue to use social media to communicate with its customers and the public about its products and services, its markets and other topics. Given the SEC guidance regarding the use of social media channels to announce material information to investors, the Company is notifying investors, the media and others interested in the Company that in the future the Company might choose to communicate material information via social media channels and it is possible that the information the Company posts on social media could be deemed to be material information. Therefore, in light of the SEC’s guidance, the Company encourages investors, the media and others interested in the Company to review the information it posts from time to time on social media channels.

Business and Properties

The business and properties of LGL and Legacy IronNet prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Other Information Related to LGL” and “Information About IronNet” beginning on pages 206 and 162, respectively, of the Proxy Statement/Prospectus, and such descriptions are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the sections titled “Summary Risk Factors” and “Risk Factors” beginning on pages 27 and 36, respectively, of the Proxy Statement/Prospectus and are incorporated herein by reference.

Selected Historical Financial Information

The selected historical financial information and other data as of and for the years ended January 31, 2021 and 2020 and as of April 30, 2021 and for the three months ended April 30, 2021 and 2020 for Legacy IronNet is included in the section titled “Selected Historical Financial Information of IronNet” beginning on page 29 of the Proxy Statement/Prospectus and are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of June 30, 2021, for the six months ended June 30, 2021 and for the year ended January 31, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy IronNet prior to the Business Combination are described in the Proxy Statement/Prospectus in the section titled “IronNet Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 220 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Executive Officers and Directors After the Business Combination” beginning on page 248 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation of IronNet” beginning on page 199 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The description of the compensation of the Company’s named executive officers is qualified in its entirety by the full text of their employment agreements, copies of which are attached hereto as Exhibits 10.6, 10.7 and 10.8, respectively, and incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is described in the Proxy Statement/Prospectus in the sections titled “Executive Compensation of IronNet —Non-Employee Director Compensation” on page 205 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Company common stock as of the Closing Date, by:

•	each person known by the Company to be the beneficial owner of more than 5% of common stock upon the Closing of the Business Combination;

•	each of the Company’s named executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and restricted stock units that are currently exercisable or vested or that will become exercisable or vest within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on 84,423,567 shares of common stock issued and outstanding as of the Closing Date, and do not take into account the issuance of any shares of common stock upon the exercise of warrants to purchase approximately 13,784,096 shares of common stock that remain outstanding as of the Closing Date, unless otherwise indicated.

Name and Address of Beneficial Owner(1)	Number of Shares		Percentage of Common Stock Outstanding
5% or Greater Stockholders
Entities affiliated with ForgePoint(2)	9,962,551		11.8%
LGL Systems Acquisition Holding Company, LLC	8,670,375	(3) (4)	9.7%
LGL Systems Nevada Management Partners LLC	8,670,375	(3) (4)	9.7%
Entities affiliated with C5 Partners(5)	6,700,484		7.9%
Entities affiliated with Kleiner Perkins Caufield & Byers(6)	5,921,414		7.0%
Named Executive Officers and Directors
Gen. Keith B. Alexander (Ret.)(7)	11,370,495		13.5%
William E. Welch	—		—
Sean Foster	—		—
Donald R. Dixon(8)	10,306,783		12.2%
Mary E. Gallagher	—		—
Vadm. John M. McConnell (Ret.)	244,232		*
Gen. John M. Keane (Ret.)	244,232		*
André Pienaar(5)	6,700,484		7.9%
Hon. Michael J. Rogers	244,232		*
Theodore E. Schlein(9)	6,021,414		7.1%
Vadm. Jan E. Tighe (Ret.)	—		—
Robert V. “Rob” LaPenta Jr.(3)	—		—
All current directors and executive officers as a group (15 individuals)(10)	35,989,755		42.6%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o IronNet, Inc., 7900 Tysons One Place, Suite 400, McLean, Virginia, 22102.
(2)

Includes (i) 52,135 shares of Company common stock held by ForgePoint Cyber Affiliates Fund I, L.P., (ii) 2,246,496 shares of Company common stock held by ForgePoint Cyber Co-Investors I, L.P., (iii) 748,221 shares of Company common stock held by ForgePoint Cyber Co-Investors I-B, L.P., (iv) 1,965,474 shares of Company common stock held by ForgePoint Cyber Co-Investors I-C, L.P., (v) 266,539 shares of Company common stock held by ForgePoint Cyber Co-Investors I-E, L.P., and (vi) 4,683,686 shares of Company common stock held by ForgePoint Cybersecurity Fund I, L.P. ((i) to (vi), inclusive, the “ForgePoint Funds”). Donald R. Dixon and Alberto Yepez are the managing members of ForgePoint Cybersecurity GP-1, LLC, which is the general partner of each of the ForgePoint Funds and exercise shared voting, investment and dispositive rights with respect to the shares of stock held by each of the ForgePoint Funds. The address for all entities and individuals affiliated with the ForgePoint Funds is 400 S El Camino Road, Suite 300, San Mateo, CA 94402.

(3)

These securities are held by LGL Systems Acquisition Holding Company, LLC (the “LGL Sponsor”), of which LGL Systems Nevada Management Partners LLC is the managing member. LGL Systems Nevada Management Partners LLC appointed Marc J. Gabelli, Robert LaPenta Sr., Robert V. “Rob” LaPenta Jr., Timothy J. Foufas, and Jeffrey M. Illustrato (appointed by Mr. Gabelli) as managers to approve actions of the LGL Sponsor. Each manager has one vote, and the approval of three of the five managers is required for approval of an action of the sponsor. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based on the foregoing, no individual manager exercises voting or dipositive control over any of the securities held by the LGL Sponsor, even those in which he has a pecuniary interest. Accordingly, none of them are deemed to have or share beneficial ownership of the securities held by the LGL Sponsor. The address for all entities and individuals affiliated with the LGL Sponsor is 165 W. Liberty St., Suite 220, Reno, NV 89501.

(4)	Includes 5,200,000 shares of common stock underlying warrants that will become exercisable on September 25, 2021.
(5)

Andre Pienaar (a director of the Company), William Kilmer and James Coates are the directors of C5 Investors General Partner Limited, which acts on behalf of C5 Investors LP, the sole manager of C5 Partners, LLC. C5 Capital Limited is the investment manager of C5 Investors LP and exercises voting, investment and dispositive rights with respect to the shares of stock held by C5 Investors LLC. Andre Pienaar is the chief executive officer and a director of C5 Capital Limited together with William Kilmer and Linda Zecher. The address of the entities and individuals affiliated with C5 Capital Limited is 7 Vigo Street, London, W1S 3HF, UK.

(6)

Includes (i) 5,774,562 shares of Company common stock held by KPCB Digital Growth Fund II, LLC (“KPCB DGF II”), and (ii) 140,747 shares of Company common stock held by KPCB Digital Growth Founders Fund, LLC (“DGF II Founders”). Such shares are held for convenience in the name of KPCB Holdings, Inc., as nominee, for the accounts of such individuals and entities. The managing member of KPCB DGF II and DGF II Founders is DGF II Associates. Theodore E. Schlein (a director of the Company), together with L. John Doerr and Mary Meeker, the managing members of DGF II Associates, exercise shared voting and dispositive control over the shares held by KPCB DGF II and DGF II Founders. The principal business address for all entities and individuals affiliated with Kleiner Perkins Caufield & Byers is c/o Kleiner Perkins Caufield & Byers, LLC, 2750 Sand Hill Road, Menlo Park, CA 94025.

(7)

Excludes an aggregate of 6,512,856 shares of Company common stock held by trusts established by Gen. Alexander, as (a) each such trust is an irrevocable trust, (b) neither Gen. Alexander nor his spouse serve as trustee of any such trust, and (c) Gen. Alexander does not otherwise exercise voting, investment or dispositive control over the shares of Company common stock held by the trusts.

(8)

Includes (i) the 9,962,551 shares held by the ForgePoint Funds as described in footnote (2) above, (ii) 100,000 shares of Company common stock held by The Dixon Revocable Trust, of which Mr. Dixon and his spouse are co-trustees, and (viii) 244,232 shares of Company common stock held directly by Mr. Dixon.

(9)

Includes (i) the 5,921,424 shares of Company common stock held by funds affiliated with Kleiner Perkins Caufield & Byers, as described in footnote (6) above, and (ii) 100,000 shares of Company common stock held by the Schlein Family Trust, of which Mr. Schlein is the trustee.

(10)	Includes (i) 35,908,343 shares of Company common stock, and (ii) 81,412 shares of Company common stock underlying options that are exercisable within 60 days of the Closing Date.

Certain Relationships and Related Business Combination

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “IronNet Related Person Transactions” and “LGL Related Person Transactions” beginning on pages 244 and 242, respectively, of the Proxy Statement/Prospectus and such descriptions are incorporated herein by reference.

Legal Proceedings

From time to time, the Company may be subject to legal proceedings arising in the ordinary course of business. The Company is not currently a party to any litigation the outcome of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on its business, financial position, results of operations or cash flows.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

LGL’s Class A common stock, redeemable warrants and units were historically listed on the New York Stock Exchange under the symbols “DFNS,” “DFNS.WS,” and “DFNS.U,” respectively. The Company common stock and Warrants are listed on the New York Stock Exchange and began trading under the new symbols “IRNT” and “IRNT.WS,” respectively, on August 27, 2021.

In connection with the Closing, each LGL unit was separated into its components, which consisted of one share of Class A common stock and one-half of one warrant, and such units no longer exist. As of the Closing Date and following the completion of the Business Combination, the Company had 84,423,567 shares of common stock issued and outstanding held of record by 172 holders, and 13,784,096 Warrants outstanding held of record by two holders.

Dividends

The Company has not paid dividends on its common stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning recent sales of unregistered securities.

Description of Registrant’s Securities

Common Stock

A description of the Company common stock is included in the Proxy Statement/Prospectus in the section titled “Description of Combined Company’s Securities After the Business Combination” beginning on page 257 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Warrants is included in the Proxy Statement/Prospectus in the section titled “Description of Combined Company’s Securities After the Business Combination —Warrants” beginning on page 257 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing summary is qualified in its entirety by reference to the text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s consolidated financial statements and supplementary data.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K concerning the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

The PIPE Shares issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Marcum LLP (“Marcum”), LGL’s independent registered public accounting firm prior to the Business Combination, was informed on August 27, 2021 that it was dimissed as the Company’s independent registered public accounting firm. Effective August 26, 2021, the Company’s board of directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending January 31, 2022. PwC previously served as the independent registered public accounting firm of Legacy IronNet prior to the Business Combination.

Marcum’s report of independent registered public accounting firm dated March 3, 2021, except for the merger agreement disclosed in Note 12 and for effects of the restatement discussed in Notes 2, 8, 9, 10, and 11, as to which the date is May 10, 2021, on the LGL consolidated balance sheet as of December 31, 2020 and 2019, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2020 and for the period from April 30, 2019 (LGL’s inception) through December 31, 2019, and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from April 30, 2019 (LGL’s inception) through December 31, 2020 and the subsequent interim period through August 27, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on LGL’s financial statements for such periods. During the period from April 30, 2019 (LGL’s inception) through December 31, 2020 and the subsequent interim period through August 27, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with LGL’s initial public offering, which resulted in the restatement of LGL’s financial statements as set forth in Amendment No. 1 to LGL’s Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 11, 2021.

During the period from April 30, 2019 (LGL’s inception) through December 31, 2020 and the subsequent interim period through August 27, 2021, (i) the Company did not (a) consult with PwC as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and (b) receive a written report or oral advice that PwC concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Company did not consult PwC on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Marcum with a copy of the disclosures made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act of 1934, as amended (the “Exchange Act”) and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

Item 5.01 Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Business Combination Agreement, a change of control of LGL has occurred, and the stockholders of LGL as of immediately prior to the Closing (excluding for this purpose any holders who acquired PIPE Shares) held 5.4% of the outstanding shares of Common Stock immediately following the Closing.

Item 5.02 Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the LGL stockholders considered and approved the IronNet, Inc. 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan was previously approved, subject to stockholder approval, by LGL’s board of directors on August 6, 2021. The Equity Incentive Plan became effective immediately upon the Closing.

A summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 5—The Equity Incentive Plan Proposal” beginning on page 148 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the LGL stockholders considered and approved the IronNet, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by LGL’s board of directors on August 6, 2021. The ESPP became effective immediately upon the Closing.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 6—The Employee Stock Purchase Plan Proposal” beginning on page 157 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the LGL stockholders considered and approved, among other things, Proposal No. 2-The LGL Charter Proposals (the “Charter Proposals”), which are described in greater detail in the Proxy Statement/Prospectus beginning on page 140 of the Proxy Statement/Prospectus.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on August 26, 2021, includes the amendments proposed by the Charter Proposals.

On August 26, 2021, the Company’s board of directors approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective as of the effective time of the Business Combination.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the section titled “Information on LGL’s Securities and Dividends” beginning on page 264 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

On August 26, 2021, the board of directors approved a change in the fiscal year end for the Company from December 31 to January 31. The Company expects to file the financial statements of Legacy IronNet as of and for the three and six months ended July 31, 2021 on an amendment to this Form 8-K on or about September 14, 2021.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on August 26, 2021, the Company’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Ethics can be found in the Investor Relations section of the Company’s website at www.ironnet.com.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 94 of the Proxy Statement/Prospectus, and such disclosure is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On August 27, 2021, the Company issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 8.01 Other Events.

SVB Loan

On August 26, 2021, the Company executed a payoff letter to repay in full all amounts due and owing, and terminate all commitments and obligations under, that Loan and Security Agreement, dated June 21, 2021, by and between SVB Innovation Credit Fund VIII, L.P. (the “Lenders”) and Legacy IronNet (the “Loan Agreement”). Pursuant to the payoff letter, the Company has agreed to pay to the Lenders approximately $15.6 million, which includes pay-off amounts for principal, interest, fees, reimbursement of expenses and other items. The material terms of the Loan Agreement are described in Note 10 to Legacy IronNet’s Notes to Unaudited Condensed Consolidated Financial Statements included in the Proxy Statement/Prospectus beginning on page F-64 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

PPP Loan

On August 26, 2021, the Company executed a payoff letter to repay in full all amounts due and owing, and terminate all commitments and obligations under, the unsecured loan it was granted in April 2020 in accordance with the Paycheck Protection Program, established pursuant to the recently enacted Coronavirus Aid, Relief, and Economic Security Act and administered by the U.S. Small Business Administration.

The unsecured loan (the “PPP Loan”) is evidenced by a promissory note of the Company in the amount of approximately $5.6 million (the “Note”) with PNC Bank (the “Lender”). Pursuant to the payoff letter, the Company has agreed to pay to the Lender approximately $5.7 million, which includes pay-off amounts for principal and interest.

The material terms and conditions of the PPP Loan are described in Note 12 to Legacy IronNet’s Notes to Consolidated Financial Statements included in the Proxy Statement/Prospectus beginning on page F-87 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Legacy IronNet as of and for the years ended January 31, 2021 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-65 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy IronNet as of and for the three months ended April 30, 2021 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-50 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The audited consolidated financial statements of LGL as of and for the year ended December 31, 2020 and as of December 31, 2019 and for the period from April 30, 2019 (LGL’s inception) to December 31, 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-22 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of LGL as of and for the six months ended June 30, 2021 and 2020 and the related notes are included in LGL’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, filed with the SEC on August 16, 2021 (the “LGL 10-Q”), beginning on page 1 of the LGL 10-Q and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of LGL and Legacy IronNet as of and for the six months ended June 30, 2021 and for the year ended January 31, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

2.1	Agreement and Plan of Reorganization and Merger, dated March 15, 2021, by and among LGL, Merger Sub and Legacy IronNet.	S-4/A	333-256129	2.1	August 6, 2021

2.2	Amendment No. 1 to Agreement and Plan of Reorganization and Merger, dated August 6, 2021, by and among LGL, Merger Sub and Legacy IronNet.	S-4/A	333-256129	2.2	August 6, 2021

3.1*	Amended and Restated Certificate of Incorporation of the registrant.

3.2*	Amended and Restated Bylaws of the registrant.

10.1	Form of PIPE Subscription Agreement.	8-K	001-39125	10.3	March 15, 2021

10.2*	Amended and Restated Registration Rights Agreement.

10.3+	Form of Indemnification Agreement.	S-4/A	333-256129	10.12	August 6, 2021

10.4+	IronNet 2021 Equity Incentive Plan.	S-4/A	333-256129	10.10	August 6, 2021

10.5+	IronNet 2021 Employee Stock Purchase Plan.	S-4/A	333-256129	10.11	August 6, 2021

10.6+	Employment Agreement, dated May 8, 2019, by and between IronNet and Gen. Keith Alexander.	S-4/A	333-256129	10.13	August 6, 2021

10.7+	Employment Agreement, dated February 7, 2019, by and between IronNet and William E. Welch.	S-4/A	333-256129	10.14	August 6, 2021

10.8+	Employment Agreement, dated February 7, 2019, by and between IronNet and Sean Foster.	S-4/A	333-256129	10.15	August 6, 2021

16.1*	Letter from Marcum LLP.

21.1*	List of Subsidiaries.

99.1*	Press Release dated August 27, 2021.

99.2*	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended January 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
+	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IronNet, Inc.
Dated: September 1, 2021
	By:	/s/ James C. Gerber
Name: James C. Gerber
Title: Chief Financial Officer